UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January 20, 2006

NAYNA NETWORKS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-13822	83-0210455
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4699 OLD IRONSIDES DRIVE, SUITE 420
SANTA CLARA, CALIFORNIA 95054

(Address of principal executive offices, including zip code)

(408) 956-8000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

A. On January 20, 2006, Nayna Networks, Inc., a Nevada corporation (“Nayna”) entered into a First Amendment to Asset Purchase Agreement (the “Amendment”), with Abundance Networks, Inc., a Delaware corporation and wholly-owned subsidiary of Nayna (“Operating Sub”), Abundance Networks, LLC, a Delaware limited liability company (“Abundance”), and Abundance Networks (India) Pvt Ltd, an India private limited company and a wholly-owned subsidiary of Abundance (“Abundance India”), pursuant to which the parties modified the number of shares of Nayna Common Stock to be issued to Abundance in connection with the Acquisition (as defined below). A copy of the Amendment is attached hereto as Exhibit 10.1.

B. On February 3, 2006, Nayna entered into an Executive Employment Agreement with Naveen S. Bisht, its President and Chief Executive Officer (the “Bisht Agreement”). The Bisht Agreement provides for the continued employment of Mr. Bisht as Nayna’s President and Chief Executive Officer for a term beginning January 2, 2006 and ending January 2, 2007. The Bisht Agreement automatically renews for consecutive additional one-year terms unless earlier terminated in accordance with its terms. Under the Bisht Agreement, Mr. Bisht is entitled to an annual base salary of $175,000, as may be adjusted from time to time by the Compensation Committee of the Board of Directors. Mr. Bisht is also eligible to participate in any management bonus plans established by the Board of Directors or any committee administering such plan from time to time. Upon the termination of Mr. Bisht’s employment by the Company other than “for cause” (as defined in the Bisht Agreement), Mr. Bisht has the right to receive a severance payment in an amount equal to 6 times his monthly base salary and the vesting of shares subject to any outstanding option agreement then held by Mr. Bisht shall be accelerated in an amount equal to the number of shares which would have vested had Mr. Bisht remained employed by the Company for an additional 6 months. Furthermore, upon the occurrence of a Change of Control (as defined in the Bisht Agreement), all unvested shares subject to any outstanding option agreement then held by Mr. Bisht shall be immediately accelerated. A copy of the Bisht Agreement is attached hereto as Exhibit 10.2.

C.  On February 3, 2006, Nayna entered into an Executive Employment Agreement with Michael Meyer, its Chief Financial Officer (the “Meyer Agreement”). The Meyer Agreement provides for the continued employment of Mr. Meyer as Nayna’s Chief Financial Officer for a term beginning January 2, 2006 and ending January 2, 2007. The Meyer Agreement automatically renews for consecutive additional one-year terms unless earlier terminated in accordance with its terms. Under the Meyer Agreement, Mr. Meyer is entitled to an annual base salary of $150,000, as may be adjusted from time to time by the Compensation Committee of the Board of Directors. Mr. Meyer is also eligible to participate in any management bonus plans established by the Board of Directors or any committee administering such plan from time to time. Upon the termination of Mr. Meyer’s employment by the Company other than “for cause” (as defined in the Meyer Agreement), Mr. Meyer has the right to receive a severance payment in an amount equal to 6 times his monthly base salary and the vesting of shares subject to any outstanding option agreement then held by Mr. Meyer shall be accelerated in an amount equal to the number of shares which would have vested had Mr. Meyer remained employed by the Company for an additional 6 months. Furthermore, upon the occurrence of a Change of Control (as defined in the Meyer Agreement), all unvested shares subject to any outstanding option agreement then held by Mr. Meyer shall be immediately accelerated. A copy of the Meyer Agreement is attached hereto as Exhibit 10.3.

D.  On February 3, 2006, Nayna entered into an Executive Employment Agreement with Gautam Chanda, its Senior Vice President, Business Development and Operations (the “Chanda Agreement”). The Chanda Agreement provides for the continued employment of Mr. Chanda as Nayna’s Senior Vice President, Business Development and Operations for a term beginning January 2, 2006 and ending January 2, 2007. The Chanda Agreement automatically renews for consecutive additional one-year terms unless earlier terminated in accordance with its terms. Under the Chanda Agreement, Mr. Chanda is entitled to an annual base salary of $150,000, as may be adjusted from time to time by the Compensation Committee of the Board of Directors. Mr. Chanda is also eligible to participate in any management bonus plans established by the Board of Directors or any committee administering such plan from time to time. Upon the termination of Mr. Chanda’s employment by the Company other than “for cause” (as defined in the Chanda Agreement), Mr. Chanda has the right to receive a severance payment in an amount equal to 6 times his monthly base salary and the vesting of shares subject to any outstanding option agreement then held by Mr. Chanda shall be accelerated in an amount equal to the number of shares which would have vested had Mr. Chanda remained employed by the Company for an additional 6 months. Furthermore, upon the occurrence of a Change of Control (as defined in the Chanda Agreement), all unvested shares subject to any outstanding option agreement then held by Mr. Chanda shall be immediately accelerated. A copy of the Chanda Agreement is attached hereto as Exhibit 10.4.

Item 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On January 20, 2006, pursuant to the terms of that certain Asset Purchase Agreement, dated December 1, 2005, as amended by the Amendment, by and among Nayna, Operating Sub, Abundance, and Abundance India (the “Purchase Agreement”), Nayna purchased substantially all of the assets of Abundance, and Abundance transferred those purchased assets to Operating Sub (the “Acquisition”). As consideration for the purchase of the assets, Nayna assumed certain liabilities of Abundance and issued 2,170,408 shares of its Common Stock to Abundance. In addition, up to 1,750,000 shares may be issued to Abundance, based on achievement of certain revenue and earnings milestones. Certain issuances of shares are subject to a true-up calculation, whereby, the total number of shares issued may be adjusted by multiplying the original number of shares issued by $2.00 and dividing by the average of the closing prices of Nayna’s Common Stock during the twenty consecutive trading days ending one day prior to the date of the adjustment, as traded on the OTCBB (or other national exchange).

Abundance is a privately held company located in Shelton, Connecticut, that provides Ethernet over Sonet/SDH, enterprise-class network solutions and services. A copy of the press release announcing the closing of the transaction is attached hereto as Exhibit 99.1

Item 3.02. UNREGISTERED SALES OF EQUITY SECURITIES.

In connection with the Acquisition, Nayna issued 2,170,408 shares of its Common Stock to Abundance. The issuance of Nayna’s shares of Common Stock to Abundance was exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

Exhibit No.	Description

10.1	First Amendment to Asset Purchase Agreement, dated January 20, 2006, by and among Nayna Networks, Inc., Abundance Networks, Inc., Abundance Networks, LLC and Abundance Networks (India) Pvt. Ltd.
10.2	Executive Employment Agreement, dated February 3, 2006, by and between Nayna Networks, Inc. and Naveen S. Bisht.
10.3	Executive Employment Agreement, dated February 3, 2006, by and between Nayna Networks, Inc. and Michael Meyer.
10.4	Executive Employment Agreement, dated February 3, 2006, by and between Nayna Networks, Inc. and Gautam Chanda.
99.1	Press Release, dated January 23, 2006, announcing the purchase of substantially all of the assets of Abundance Networks, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAYNA NETWORKS, INC.

By:	/s/ Michael Meyer
Michael Meyer Chief Financial Officer

Date: February 7, 2006

EXHIBIT INDEX

Exhibit No.	Description

10.1	First Amendment to Asset Purchase Agreement, dated January 20, 2006, by and among Nayna Networks, Inc., Abundance Networks, Inc., Abundance Networks, LLC and Abundance Networks (India) Pvt. Ltd.
10.2	Executive Employment Agreement, dated February 3, 2006, by and between Nayna Networks, Inc. and Naveen S. Bisht.
10.3	Executive Employment Agreement, dated February 3, 2006, by and between Nayna Networks, Inc. and Michael Meyer.
10.4	Executive Employment Agreement, dated February 3, 2006, by and between Nayna Networks, Inc. and Gautam Chanda.
99.1	Press Release, dated January 23, 2006, announcing the purchase of substantially all of the assets of Abundance Networks, LLC.